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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2004


                            NATIONAL CITY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-10074                34-1111088
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 (State or Other Jurisdiction       (Commission File          (IRS Employer
          of Incorporation)             Number)             Identification No.)


    1900 East Ninth Street, Cleveland, Ohio                        44114-3484
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    (Address of Principal Executive Offices)                       (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)






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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On June 30, 2004, the banking subsidiaries of National City Corporation closed the sale of the Corporate Trust Bond Administration business to U.S. Bancorp. National City announced on May 25, 2004, that it reached a definitive agreement with U.S. Bancorp and its lead bank, U.S. Bank N.A., for the sale of the Corporate Trust Bond Administration business, part of the Institutional Asset Management division at National City.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits: None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               National City Corporation
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                                                    (Registrant)


Dated: June 30, 2004                           By /s/ Carlton E. Langer
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                                               Carlton E. Langer
                                               Senior Vice President and
                                               Assistant General Counsel

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